UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported)  April 13, 2004
                                                         ----------------

                          TEMECULA VALLEY BANCORP INC.
           ----------------------------------------------------------
             (Exact name of Registrant as specified in its charter)




         DELAWARE                                              46-0476193
----------------------------        -------------       -----------------------
(State or other jurisdiction        (File number)          (I.R.S. Employer
     of incorporation)                                     Identification No.)


        27710 Jefferson Avenue,
       Suite A100, Temecula, CA                                  92590
---------------------------------------                 -----------------------
(Address of principal executive office)                        (Zip Code)


Registrant's telephone number, including area code:          (909) 694-9940
                                                        -----------------------


           ------------------------------------------------------------
           (Former name or former address, if changed since last report)

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

             (C)   Exhibits

                   99     Press Release

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: January 30, 2004                   TEMECULA VALLEY BANCORP INC.


                                          By: /S/ Stephen H. Wacknitz
                                              -------------------------------
                                                  Stephen H. Wacknitz
                                                  President and Chief Executive
                                                  Officer



                                          By: /S/ Donald A. Pitcher
                                              -------------------------------
                                                  Donald A. Pitcher
                                                  Executive Vice President
                                                  Chief Financial Officer




                                  EXHIBIT INDEX
                                  -------------


EXHIBIT NO.                DESCRIPTION
-----------                -----------

99                         Press Release